UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K/A
(Amendment No. 1)
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 7, 2025
____________________________
OWLET, INC.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	001-39516	85-1615012
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2940 West Maple Loop Drive, Suite 203 Lehi, Utah	84048
(Address of principal executive offices)	(Zip Code)
(844) 334-5330
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	OWLT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

EXPLANATORY NOTE

On August 7, 2025, Owlet, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) related to the entry into a privately negotiated Exchange Agreement (the “Exchange Agreement”) with certain holders of the Company’s (i) warrants to purchase shares of Class A common stock, par value $0.0001 per share, of the Company (the “Common Stock”), that were initially issued in February 2023 with the Company’s issuance and sale of Series A Convertible Preferred Stock, and/or (ii) warrants to purchase shares of Common Stock that were initially issued in February 2024 with the with the Company’s issuance and sale of Series B Convertible Preferred Stock. This Current Report on Form 8-K/A is being filed to amend the Original 8-K to provide the Exchange Agreement, in accordance with the requirements of Item 9.01 of Form 8-K.

Except as described above, all other information in the Original 8-K filed with the SEC on August 7, 2025 remains unchanged. The full text of the Original 8-K is included herein.

Item 1.01. Entry Into a Material Definitive Agreement.

On August 7, 2025, Owlet, Inc. (the “Company”) entered into a privately negotiated Exchange Agreement (the “Exchange Agreement”) with certain holders (the “Holders”) of the Company’s (i) warrants to purchase shares of Class A common stock, par value $0.0001 per share, of the Company (the “Common Stock”), that were initially issued in February 2023 with the Company’s issuance and sale of Series A Convertible Preferred Stock (as amended, and collectively, the “Series A Warrants”), and/or (ii) warrants to purchase shares of Common Stock that were initially issued in February 2024 with the with the Company’s issuance and sale of Series B Convertible Preferred Stock (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”). Pursuant to the Exchange Agreement, the Holders have agreed, severally and not jointly, to exchange with the Company their Series A Warrants relating to an aggregate of 7,215,737 shares of Common Stock and, if applicable, their Series B Warrants relating to an aggregate of 1,799,021 shares of Common Stock, for an aggregate of 5,426,429 newly issued shares (collectively, the “Exchanged Shares”) of Common Stock (collectively, the “Exchanges”). If the closing of the Exchanges does not occur by November 5, 2025, then either the Company or the Holders representing at least a majority of the Exchanged Shares to be issued pursuant to the Exchange Agreement may terminate the Exchange Agreement.

Consistent with the Company’s methodology for valuing the Warrants for purposes of preparing its financial statements, the valuation of the Warrants for the Exchange was determined using a Black-Scholes option pricing model. The Warrants were valued using the trailing 60-day volume-weighted average price of the Company’s Common Stock as of August 1, 2025 and the Common Stock’s realized volatility.

The Exchange Agreement and the transactions contemplated thereby, including the were approved by a special committee of the Company’s board of directors (the “Board”), consisting solely of disinterested and independent directors under Delaware law (the “Special Committee”). The consummation of the Exchanges are subject to stockholder approval in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual (the “Stockholder Approval”), and other customary closing conditions set forth in the Exchange Agreement.

Holders who are party to the Exchange Agreement include:
iiscan entity affiliated with Eclipse Ventures LLC (“Eclipse”), which as of the date of the Exchange Agreement holds shares of Common Stock, Series A Convertible Preferred Stock of the Company and Series B Convertible Preferred Stock of the Company (collectively, “Company Voting Securities”), representing approximately 29% of the aggregate voting power represented by Company Voting Securities, and whose sole managing member is Lior Susan, chairman of the Board, and which will receive 3,898,906 shares of Common Stock in the Exchanges;
iiiscTrilogy Equity Partners, LLC (“Trilogy”), which as of the date of the Exchange Agreement holds Company Voting Securities representing approximately 6.7% of the aggregate voting power represented by Company Voting Securities and whose President and Managing Director is Amy McCullough, a member of the Board, and which will receive 686,469 shares of Common Stock in the Exchanges;
iiiiscKurt Workman, the Company’s Chief Executive Officer and member of the Board, who will receive 80,235 shares of Common Stock in the Exchanges; and
iviscJohn Kim, a member of the Board, who will receive 107,626 shares of Common Stock in the Exchanges.

Other material relationships between such Holders and the Company are described under “Certain Relationships and Related Party Transactions” beginning on page 37 of the Company’s Annual Report on Form 10-K/A, filed with the Securities and Exchange Commission on April 30, 2025, which description is incorporated herein by reference.

Lock-up of Exchanged Shares

The Holders have agreed not to transfer, sell, offer, exchange, assign, pledge, exercise or otherwise dispose of or encumber the Exchanged Shares, subject to limited exceptions, for a period of 180 days immediately following the closing date of the Exchanges.

Registration Rights

As promptly as reasonably practicable after the closing of the Exchanges, but in any event within thirty (30) days after the closing date of the Exchanges, the Company will file and use commercially reasonable efforts to cause to be declared effective or otherwise become effective pursuant to the Securities Act of 1933, as amended (the “Securities Act”) a shelf registration statement, or file a prospectus supplement to an existing shelf registration statement, to register the resale of all the Exchanged Shares. Exchanged Shares held by Eclipse, Trilogy, and Mr. Workman will be considered “Registrable Securities” for purposes of that certain Amended and Restated Registration Rights Agreement, dated as of July 15, 2021, by and among the Company and the parties thereto, a copy of which was filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which is incorporated herein by reference, which will entitle such holders to the demand and piggyback registration rights set forth therein.

Support Agreement and Stockholder Approval

The Exchange Agreement includes certain provisions that require the Company to include a proposal in the proxy statement for its 2025 annual stockholder meeting (the “2025 Annual Meeting”) to solicit stockholder approval for the issuance of the Exchanged Shares (the “Exchanged Shares Proposal”). Each of the Holders have agreed, severally and not jointly, with the Company to (i) appear at the 2025 Annual Meeting and vote, by proxy or otherwise, all Company Voting Securities beneficially owned by such Holder in favor of the Exchanged Shares Proposal and any matter that would reasonably be expected to facilitate such stockholder approval of the Exchanged Shares Proposal, and (ii) vote against the approval of any proposal made in opposition to such matters or that would reasonably be expected to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Exchanges.

The Exchange Agreement contains customary representations, warranties, covenants, and other obligations of the parties. The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement or the Special Committee’s financial advisor, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Exchange Agreement and the transactions contemplated thereby, including the Exchanges, is only a summary and does not purport to be complete, and is qualified in its entirety by reference to the full text of such instrument, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2025.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Exchanges and the issuances of the Exchanged Shares will be undertaken in reliance upon an exemption from the registration requirements of Section 4(a)(2) of the Securities Act, in partial reliance on representations and warranties made by the Holders. The Exchanged Shares to be issued pursuant to the Exchange Agreement may not be re-offered or sold in the United States absent an effective registration statement or an exemption from the registration requirements under applicable federal and state securities laws. Any issuance of Exchanged Shares will be made pursuant to an exemption from registration under the Securities Act solely for the holder’s own account.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.
10.1*	Exchange Agreement, dated as of August 7, 2025, by and among Owlet, Inc. and the holders thereto.
104	Cover Page Interactive Data file (the cover page XBRL tags are embedded within the Inline XBRL document).

* Pursuant to Item 601(a)(5) of Regulation S-K, the registrant has omitted schedules (or similar attachments) to this exhibit. The registrant agrees to furnish supplementally a copy of the omitted schedules (or similar attachments) to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in this communication regarding the Company’s business strategy, plans, goal, and objectives are forward-looking statements, including without limitation statements regarding the Company’s ability to consummate the Exchanges as contemplated by the Exchange Agreement. When used in this Current Report, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “seek,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to the inability to close the proposed Exchanges due to the failure to obtain Stockholder Approval of the Exchanged Shares Proposal or the failure to satisfy other conditions to closing of the proposed Exchanges and other risks and uncertainties set forth in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) from time to time. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements. These risks are not exhaustive and the information in this Current Report may be subject to additional risks. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this communication.

For additional information regarding these various factors, you should carefully review the risk factors and other disclosures in the Company’s Form 10-K for the fiscal year ended December 31, 2024, filed on March 11, 2025. Any forward-looking statements are given only as of the date hereof. Except as required by law, the Company expressly disclaims any obligation to update or revise any such forward-looking statements. Additionally, the Company undertakes no obligation to comment on third party analyses or statements regarding the Company’s actual or expected financial or operating results or its securities.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication is not intended to nor does it constitute an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of obtaining the Stockholder Approval in connection with the Exchanged Shares Proposal. In connection with obtaining the Stockholder Approval, the Company expects to file a proxy statement on Schedule 14A and other relevant materials with the SEC. This communication does not constitute a solicitation of any vote or approval. SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE EXCHANGE AGREEMENT, AND THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING THE EXCHANGES. Copies of the proxy statement and other relevant materials and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders may obtain free copies of the proxy statement and other relevant materials through the website maintained by the SEC at http://www.sec.gov. or by directing a request to: Owlet, Inc., 2940 West Maple Loop Drive, Suite 203 Lehi, Utah 84043.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Stockholder Approval needed to consummate the Exchanges. Information about the directors and executive officers of the Company is set forth in the Company's Annual Report on Form 10-K/A filed with the SEC on April 30, 2025 (the “Form 10-K/A”). Changes in the holdings of our directors and executive officers of Owlet securities that were reported in the Form 10-K/A are reflected in a Form 4 filed by Jonathan Harris on May 19, 2025. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the Exchanges, and a description of any interests that they have in the Exchanges, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the Exchanged Shares Proposal when they become available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Owlet, Inc.

Date: August 13, 2025	By:	/s/ Amanda Crawford
	Name:	Amanda Crawford
	Title:	Chief Financial Officer